Exhibit 99.1

NASDAQ:EU

TSXV:EU

www.encoreuranium.com

enCore Energy Corp. Provides Initial Corporate Update

Dallas, Texas – March 6, 2025 – enCore Energy Corp. (NASDAQ:EU|TSXV:EU) (the “Company” or “enCore”), America’s Clean Energy CompanyTM, today provides an initial corporate update on its accelerated expansion plans at its South Texas uranium extraction operations.

William M. Sheriff, Executive Chairman of enCore Energy stated: “Our Alta Mesa asset remains our priority project and has proven highly successful in extracting uranium. The wellfield decline curve at Alta Mesa is quite steep achieving approximately 80% uranium capture in just over 4 months. With this we see very quick recovery of uranium, however this necessitates a very aggressive drilling and well completion schedule which requires extra logistical emphasis, urgency and oversight in the continued development and expansion of the wellfield. The board has directed management to implement an accelerated action plan to successfully achieve our uranium capture goals. Members of the board, led by Dr. Dennis Stover and the technical team, are on-site currently and committed to assisting and overseeing the implementation of this directive. Progress will be reported to enCore’s senior management on a daily basis during this initiative.”

Mr. Sheriff continued: “enCore has an exceptional technical team as evidenced by our successful start-up and operation of two Central Processing Plants and wellfields. Our senior management team, operating under the Board-led committee overseeing operations, is acting swiftly to meet our expectations to see more drilling, more wellfield installation, an increased permitting pace and more collaborative efforts to reach these milestones.”

enCore’s experienced operations team has extensive experience in the In-Situ Recovery (“ISR”) uranium sector and is fully engaged with the following steps already underway:

Significant Highlights:

•

Dr. Dennis Stover, Director and former Chief Technical Officer, and one of the founders and world leaders of ISR technology, is now at site and working daily with the Chief Operating Officer, Peter Luthiger, to ensure efficient and effective implementation of the accelerated drilling program and aggressive extraction expansion plan;

•

Mark Pelizza, Director, with over 40 years of permitting and regulatory experience in the ISR sector is now working with the technical team, charged with meeting with regulators at the State level to ensure that permitting proceeds as quickly as possible and does not slow progress;

•

The Board of Directors is working with a leading global executive search firm to recruit for the position of Chief Executive Officer with a focus on identifying an elite business leader with deep corporate-level experience in the oil and gas or other extractive industries;

•	Additional corporate updates will follow.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for nuclear energy as the only United States uranium producer with multiple extraction facilities in operation. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of In-Situ Recovery uranium operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following up on enCore’s demonstrated success in South Texas, future projects include the Dewey-Burdock Project in South Dakota and the Gas Hills Project in Wyoming. The Company holds other non-core assets including significant New Mexico resources and conventional projects in Arizona, Utah, and Wyoming along with proprietary databases. enCore is committed to working with local communities and Indigenous governments to create positive impact from corporate developments.

Investor Contact:

William M. Sheriff

Executive Chairman

972-333-2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions, and beliefs. Forward-looking statements can often be identified by such words as “expects”, “plans”, “believes”, “intends”, “continue”, “potential”, “remains”, and similar expressions or variations

(including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken. Forward-looking statements and information that are not statements of historical fact include, but are not limited to, any information relating to statements regarding future or potential extraction, and any other statements regarding future expectations, beliefs, goals or prospects, statements regarding the success of current and future ISR operations, including projects in our pipeline, our accelerated wellfield development and uranium extraction plans, the ability to complete and expected timing of completion of permitting, the ability and timing of recruiting a new qualified chief executive officer should be considered forward looking statements. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risks and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward looking statement, including those described in greater detail in our filings with the SEC and on SEDAR+, particularly those described in our Annual Report on Form 10-K, annual information from and MD&A. Forward-looking statements necessarily involve known and unknown risks, including, without limitation, risks associated with assumptions regarding timing and schedule of the projects, general economic conditions; adverse industry events; future legislative and regulatory developments; the ability of enCore to implement its business strategies; and other risks. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation exploration and development risks, changes in commodity prices, access to skilled personnel, the results of exploration and development activities; extraction risks; uninsured risks; regulatory risks; defects in title; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; increased competition; assumptions regarding market trends and the expected demand and desires for the Company’s products and proposed products; adverse market conditions, the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the various securities commissions which are available online at www.sec.gov and www.sedarplus.ca. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.